Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of China 3C Group on Form 10-QSB/ Amendment No. 1 for the quarterly period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such quarterly report on Form 10-QSB fairly presents in all material respects the financial condition and results of operation of China 3C Group.

September 11, 2006	/s/ Zhenggang Wang
Zhenggang Wang
Chairman of the Board &
Chief Executive Officer
(Principal Executive Officer)

September 11, 2006	/s/ Jian Liu
Jian Liu
Chief Financial Officer
(Principal Financial Officer)